Exhibit 99.26

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-F

KEY PERFORMANCE FACTORS
November 30, 1997



        Expected B Maturity                                         6/17/02


        Blended Coupon                                              6.5244%



        Excess Protection Level
          3 Month Average   5.12%
          November, 1997   5.00%
          October, 1997   5.49%
          September, 1997   4.87%


        Cash Yield                                  17.42%


        Investor Charge Offs                         5.01%


        Base Rate                                    7.41%


        Over 35 Day Delinquency                      4.98%


        Seller's Interest                           11.93%


        Total Payment Rate                          12.41%


        Total Principal Balance                     $31,670,462,473.51


        Investor Participation Amount               $706,000,000.00


        Seller Participation Amount                 $3,779,127,955.02